EXHIBIT 4.1

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) NOVEMBER 29, 2005, AND (ii) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN “OFFSHORE TRANSACTION” IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT.

Certificate No. 9

ADSERO CORP.

November 29, 2005

SUBSCRIPTION RECEIPT CERTIFICATE

THIS IS TO CERTIFY THAT, for value received, (the “Holder”), Nesbitt Burns In Trust For Dynamic Power Hedge Fund is the registered holder of 1,400,000 subscription receipts (“Subscription Receipts”) of Adsero Corp. (the “Corporation”), each Subscription Receipt to be automatically exercised, without payment of any additional consideration, at the Automatic Exercise Date (as defined below) into, subject to adjustment, one unit of the Corporation (a “Unit”). Each Unit shall be comprised of one share of the common stock of the Corporation (a “Unit Share”) and one common share purchase warrant (a “Warrant”). Each Warrant shall entitle the Holder to purchase, subject to adjustment, an additional share of common stock of the Corporation (a “Warrant Share”) at a price of U.S.$1.25 during the period ending at 5:00 p.m. (Toronto time) on May 29, 2008 and shall be in the form attached hereto as Schedule “A”.

“Automatic Exercise Date” means the earlier of: (a) December 31, 2005; (b) the Qualification Date; and (c) the closing date in respect of the Prospectus (as defined below) and the Registration Statement (as defined below). “Qualification Date” means the earlier of: (a) December 31, 2005; and (b) the date ten business days following the date by which both (i) a receipt for the Prospectus has been obtained by the Corporation from the Securities Commissions

(as defined below) and (ii) the Registration Statement has become effective for registering the resale of the Unit Shares and Warrants (including those underlying certain agent’s warrants (the “Agent’s Warrants”)) and the issuance of the Warrant Shares upon exercise of the Warrants. “Qualification Conditions” are defined as: (a) the Corporation having obtained a receipt for the Prospectus, and the Registration Statement having become effective for registering the resale of the Unit Shares and Warrants (including those underlying the Agent’s Warrants) and the issuance of the Warrant Shares upon exercise of the Warrants; and (b) the shares of common stock of the Corporation having been listed for trading on the Toronto Stock Exchange (“TSX”). “Prospectus” means the final prospectus of the Corporation that qualifies the Units and Agent’s Warrants for issuance in Canada. “Public Offering” means the public offering of securities pursuant to the Prospectus and Registration Statement. “Registration Statement” means a registration statement under the United States Securities Act of 1933, as amended (the “1933 Act”) and applicable state securities laws registering the resale of the Unit Shares and the Warrants (including those underlying the Agent’s Warrants) and the issuance of the Warrant Shares upon exercise of the Warrants. “Securities Commissions” means the securities commissions or securities regulatory authorities in those Canadian provinces where purchasers of the Subscription Receipts reside.

Automatic Exercise

The Corporation shall provide notice to the Holder immediately following the Automatic Exercise Date. The notice shall provide information as to the actual date of the Automatic Exercise Date and whether the Qualification Conditions had been satisfied by the Corporation as at the Qualification Date.

As at the Automatic Exercise Date, the Corporation shall be deemed to have issued to the Holder that number of Unit Shares and Warrants required pursuant to the terms and conditions of this certificate. Unless otherwise provided in the agreements relating to the Public Offering, the Corporation shall deliver to the Holder at the Holder’s registered address certificates representing the Unit Shares and Warrants within three business days of the Automatic Exercise Date. Upon the automatic exercise of the Subscription Receipts, the Subscription Receipts shall be void and of no value or effect.

No fractional Unit Shares or Warrants shall be issued upon the automatic exercise of any Subscription Receipts. Where the Subscription Receipts would otherwise entitle the Holder to fractional Unit Shares or Warrants, that number of Unit Shares or Warrants shall be rounded up to the next whole number.

Replacement of Certificates

Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this certificate), the Corporation will issue to the Holder a replacement certificate containing the same terms and conditions as this certificate. The Holder shall pay the reasonable charges of the Corporation in connection with any such replacement.

Legends

The certificates representing the Unit Shares and Warrants issued upon automatic exercise of the Subscription Receipts may be subject to certain resale restrictions as evidenced by legends on the certificates, as set forth below.

(a)

If, upon the automatic exercise of the Subscription Receipts, the issuance of the Unit Shares and Warrants has not been qualified by the Prospectus, then the certificates representing the Unit Shares and Warrants shall bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) NOVEMBER 29, 2005, AND (ii) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY;

provided that if the Corporation becomes a reporting issuer in any province or territory of Canada subsequent to the issue of the Unit Shares and Warrants by virtue of the Corporation having filed and been receipted for a final prospectus, and if the above resale restriction is therefore no longer applicable, then the Holder may exchange the certificates representing the Unit Shares and Warrants for certificates bearing no such legend.

(b)

If, upon the automatic exercise of the Subscription Receipts, the resale of the Unit Shares and the Warrants by the holder has not been registered by an effective registration statement under the 1933 Act, then the certificates representing the Unit Shares and Warrants shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN “OFFSHORE TRANSACTION” IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE

SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT;

provided that if the Unit Shares and Warrants are registered for resale pursuant to an effective registration statement under the 1933 Act subsequent to the issue of the Unit Shares and Warrants and the above resale restriction is therefore no longer applicable, then the Holder may exchange the certificates representing the Unit Shares and Warrants for certificates bearing no such legend.

(c)

If, upon the automatic exercise of the Subscription Receipts, the resale of the Warrants by the holder and the issuance by the Corporation of the Warrant Shares upon exercise of the Warrants are not registered by an effective registration statement under the 1933 Act, then the certificates representing the Warrants shall bear the following legend:

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF ANY U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS SUCH EXERCISE IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO SUCH EFFECT.

Adjustments

For the purposes of this section, “Exchange Number” at any time means that number of Units that a Holder of a Subscription Receipt is entitled to receive for each Subscription Receipt held upon automatic exercise of the Subscription Receipts in accordance with the terms and conditions of this certificate as such number may be adjusted pursuant to the following provisions and such number, as at the date hereof, is one Unit per Subscription Receipt.

For purposes of this section, the terms “record date” and “effective date” where used herein shall mean the close of business on the relevant date.

For the purposes of this section, “Current Market Price” at any date, means the weighted average price per share at which the shares of common stock of the Corporation (the “Shares”) have traded on any over-the-counter market during the 20 consecutive trading days (on each of which at least 500 Shares are traded in board lots) ending the second trading day before such date and the weighted average price shall be determined by dividing the aggregate sale price of all Shares sold in board lots on the exchange or market, as the case may be, during the 20 consecutive trading days by the number of Shares sold, or if not traded on any market or exchange or bulletin board, as determined by the directors of the Corporation reasonably.

The Exchange Number (or the number and kind of shares or securities to be received upon exercise in the case of paragraphs (d) and (e) below) shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If prior to the Automatic Exercise Date the Corporation shall
(xv)	issue to all or substantially all the holders of the Shares, by way of a stock distribution, stock dividend or otherwise, Shares or securities convertible into Shares; or
(xvi)	subdivide its outstanding Shares into a greater number of shares; or
(xvii)	combine or consolidate its outstanding Shares into a smaller number of shares,

(any of these events being herein called a “Share Reorganization”),

the Exchange Number shall be adjusted effective immediately after the record date at which the holders of Shares are determined for the purposes of the Share Reorganization to a number that is the product of (1) the Exchange Number in effect on the record date and (2) a fraction:

(A)	the numerator of which shall be the number of Shares outstanding after giving effect to the Share Reorganization; and
(B)	the denominator of which shall be the number of Shares outstanding on the record date before giving effect to the Share Reorganization.

For the purposes of determining the number of Shares outstanding at any particular time for the purpose of the foregoing calculation subsection, there shall be included that number of Shares which would have resulted from the conversion at that time of all outstanding convertible securities.

(b)

If prior to the Automatic Exercise Date the Corporation shall issue rights, options or warrants to all or substantially all the holders of the Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Shares or convertible securities within a period of 45 days from the date of issue thereof at a price, or at a conversion price, of less than 95% of the Current Market Price at the record date for such distribution (any such issuance being herein called a “Rights Offering” and Shares that may be acquired in exercise of the Rights Offering or upon conversion of the convertible securities offered by the Rights Offering being herein called the “Offered Shares”), the Exchange Number shall be adjusted effective immediately after the record date at which holders of Shares are determined for the purposes of the Rights Offering to an Exchange Number that is the product of (1) the Exchange Number in effect on the record date and (2) a fraction:

(i)

the numerator of which shall be the sum of (i) the number of Shares outstanding on the record date plus (ii) the number of Offered Shares offered pursuant to the Rights Offering or the maximum number of Offered Shares into which the convertible securities so offered pursuant to the Rights Offering may be converted, as the case may be; and

(ii)	the denominator of which shall be the sum of:
(A)	the number of Shares outstanding on the record date for the Rights Offering; and
(B)

the number arrived at when (A) either the product of (1) the number of Offered Shares so offered and (2) the price at which those Shares are offered, or the product of (3) the conversion price thereof and (4) the maximum number of Offered Shares for or into which the convertible securities so offered pursuant to the Rights Offering may be converted, as the case may be, is divided by (B) the Current Market Price of the Shares on the record date.

Any Offered Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any computation; if all the rights, options or warrants are not so issued or if all rights, options or warrants are not exercised prior to the expiration thereof, the Exchange Number shall be readjusted to the Exchange Number in effect immediately prior to the record date and the Exchange Number shall be further adjusted based upon the number of Offered Shares (or convertible securities into Offered Shares) actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after that record date.

(c)

If prior to the Automatic Exercise Date the Corporation shall issue or distribute to all or substantially all the holders of the Shares (i) shares of any class other than Shares, or (ii) rights, options or warrants other than rights, options or warrants exercisable within 45 days from the date of issue thereof at a price, or at a conversion price, of at least 95% of the Current Market Price at the record date for such distribution, or (iii) evidences of indebtedness, or (iv) any other assets and that issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any of those events being herein called a “Special Distribution”), the Exchange Number shall be adjusted effective immediately after the record date at which the holders of Shares are determined for purposes of the Special Distribution to an Exchange Number that is the product of (1) the Exchange Number in effect on the record date and (2) a fraction:

(i)

the numerator of which shall be the product of (i) the sum of the number of Shares outstanding on the record date plus the number of Shares which the Holders of Subscription Receipts would be entitled to receive upon automatic exercise of all their Subscription Receipts if they were exercised on the record date and (ii) the Current Market Price thereof on that date; and

(ii)	the denominator of which shall be:
(A)

the product of (A) the sum of the number of Shares outstanding on the record date plus the number of Shares which the Holders of Subscription Receipts would be entitled to receive upon automatic exercise of all their Subscription Receipts if they were exercised on the record date and (B) the Current Market Price thereof on that date;

less
(B)

the aggregate fair market value, as determined by the directors, whose determination shall, absent manifest error, be conclusive, of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution.

Any Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. To the extent that the distribution of shares, rights, options, warrants, evidences of indebtedness or assets if not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Exchange Number shall be readjusted to the Exchange Number that would then be in effect based upon the shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Shares or convertible securities actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after the record date.

(d)

If prior to the Automatic Exercise Date there is a reorganization of the Corporation not otherwise provided for in paragraph (a) above, or a consolidation or merger or amalgamation of the Corporation with or into another body corporate including a transaction whereby all or substantially all of the Corporation’s undertaking and assets become the property of any other corporation (any such event being herein called a “Capital Reorganization”) any holder of a Subscription Receipt shall be entitled to receive and shall accept, upon the exercise of his or her right at any time after the effective date of the Capital Reorganization, in lieu of the number of securities to which the Holder was theretofore entitled upon automatic exercise of the Subscription Receipt, the aggregate number of securities or property of the Corporation, or the continuing, successor or purchasing person, as the case may be, under the Capital

Reorganization that the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the holder of the number of securities to which immediately before the transaction the Holder was entitled upon automatic exercise of the Subscription Receipts. No Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that the Holders of Subscription Receipts shall thereafter be entitled to receive the number of securities or property of the Corporation or of the continuing, successor or purchasing person, as the case may be, under the Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section and under “Adjustment Rules” below.

(e)

If the Corporation shall reclassify or otherwise change the outstanding Shares, the exercise right shall be adjusted effective immediately upon the reclassification becoming effective so that Holders of Subscription Receipts shall be entitled to receive that number of Units as they would have received had the Subscription Receipts been automatically exercised immediately prior to the effective date, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section and under “Adjustment Rules” below.

Adjustment Rules

The following rules and procedures shall be applicable to adjustments made pursuant to foregoing section:

(f)

The adjustments and readjustments provided for in this certificate are cumulative and, subject to paragraph (b) below, shall apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and any other events that require adjustment of the Exchange Number or the number or kind of securities purchasable hereunder.

(g)

No adjustment in the Exchange Number shall be required unless the adjustment would result in a change of at least 1% in the Exchange Number then in effect, provided, however, that any adjustments that, except for the provisions of this subsection would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(h)

No adjustment in the Exchange Number shall be made in respect of any event described in paragraph (a)(i) and (b) and (c) above under “Adjustments” if the Holders of the Subscription Receipts are entitled to participate in the event on the same terms, mutatis mutandis, as if their Subscription Receipts had been automatically exercised immediately prior to the effective date or record date of the event.

(i)	No adjustment in the Exchange Number shall be made pursuant to this certificate in respect of the issue of Shares pursuant to:

(i)	this certificate; or
(ii)

the issuance of Shares pursuant to the exercise of options granted pursuant to the Corporation’s stock option plans or pursuant to the exercise of rights under currently outstanding warrants to acquire Shares, and any such issue shall be deemed not to be a Share Reorganization, a Rights Offering or a Special Distribution.

(j)

If a dispute shall at any time arise with respect to adjustments of the Exchange Number, the dispute shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such firm of independent chartered accountants as may be selected by the directors and any such determination shall, absent manifest error, be binding upon the Corporation and all Holders of Subscription Receipts.

(k)

If and whenever at any time prior to the Automatic Exercise Date, the Corporation shall take any action affecting or relating to the Shares, other than any action described in this section, which in the opinion of the directors of the Corporation would prejudicially affect the rights of any holders of Subscription Receipts, the Exchange Number will be adjusted by the directors of the Corporation in such manner, if any, and at such time, as the directors of the Corporation, may in their sole discretion, subject to the approval of any stock exchange on which the Shares are listed and posted for trading, reasonably determine to be equitable in the circumstances to such holders.

(l)

As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Subscription Receipts, the Corporation will take any action which, in the opinion of counsel to the Corporation, may be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation will be obligated to and may validly and legally issue all the Units which the holders of the Subscription Receipts would be entitled to receive thereafter and to exercise such Subscription Receipts in accordance with the provisions hereof.

In any case where the application of the adjustment rules results in an increase of the Exchange Number taking effect immediately after the record date for or occurrence of a specific event, if the Subscription Receipts are automatically exercised after that record date or occurrence and prior to completion of the event or of the period for which a calculation is required to be made, the Corporation may postpone the issuance to the Holder of the Subscription Receipts of the Units to which the Holder is entitled by reason of the increase of the Exchange Number but the Units shall be so issued and delivered to that Holder upon completion of that event or period, with the number of those Units calculated on the basis of the Exchange Number on the Automatic Exercise Date adjusted for completion of that event or period, and the Corporation shall forthwith after the Automatic Exercise Date deliver to the person or persons in whose name or names the additional Units are to be issued an appropriate instrument evidencing the person’s or persons’ right to receive the Units.

Promptly upon the occurrence of the earlier of the effective date of or the record date for any event referred to above that requires an adjustment in the Exchange Number, the Corporation shall give notice to the Holders of Subscription Receipts of the particulars of the event and, if determinable, the adjustment.

Covenants

The Corporation covenants with the Holder of the Subscription Receipts evidenced by this certificate as follows:

(m)

The Corporation will at all times maintain its existence and will carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice and will keep or cause to be kept proper books of account in accordance with applicable law.

(n)

The Corporation will reserve and keep available a sufficient number of Shares and Warrants for issuance upon the exercise of Subscription Receipts issued by the Corporation and a sufficient number of Warrant Shares for issuance upon exercise of the Warrants.

(o)

In the event that the Qualification Conditions are not satisfied by the Qualification Date, the Corporation agrees to file a registration statement under the 1933 Act and applicable state securities laws and use its commercially reasonable efforts to cause the registration statement to become effective within 90 days of the Automatic Exercise Date in order to register the resale of the Unit Shares and the Warrants underlying the Subscription Receipts and the Agent’s Warrants issued pursuant to the agency agreement dated November 29, 2005 between the Corporation and Loewen, Ondaatje, McCutcheon Limited (the “Agent”) and the issuance of the Warrant Shares upon exercise of such Warrants. The Corporation further agrees that it shall cause such registration statement to remain effective and available for use by the holder until the later of November 29, 2007 and a date which is 10 days after all of the Warrants have been exercised or have expired.

(p)	All Shares that shall be issued by the Corporation upon exercise of the rights provided for herein shall be issued as fully paid and non-assessable Shares.

Amendments and Modifications

The Corporation, with the consent of the Agent may make certain amendments or modifications to this certificate without obtaining the consent of the Holder only to the extent that such amendments or modifications are intended to correct ambiguities or errors in this certificate or are deemed necessary by the Corporation and the Agent under applicable securities and other laws in order to protect the rights of the Holder hereunder and provided that such amendments or modifications do not prejudice in any way the rights of the Holder hereunder. In the event of such amendment or modification, the Corporation shall provide a replacement Subscription Receipt certificate to the Holder along with an explanation of the reasons for the change.

General

The laws of the Province of Ontario and the federal laws of Canada applicable therein shall govern the Subscription Receipts.

The holding of the Subscription Receipts evidenced by this certificate shall not constitute the Holder hereof a shareholder of the Corporation or entitle the Holder to any right or interest in respect thereof except as expressly provided in this certificate.

Time shall be of the essence hereof.

This certificate shall enure to the benefit of and shall be binding upon the Holder and the Corporation and their respective successors and assigns, provided that no such assignment or transfer of these Subscription Receipts shall be effective unless the transferee shall have acknowledged and agreed to be bound by the restrictions on exercise of the Warrants and on transfer of the Unit Shares, Warrants and Warrant Shares in writing in form and substance satisfactory to the Corporation.

This certificate shall not be valid for any purpose whatever unless and until it has been signed by or on behalf of the Corporation by any one director or officer of the Corporation. The signature of such director or officer may be mechanically reproduced by facsimile and a certificate bearing a facsimile signature shall be binding upon the Corporation as if it had been manually signed by the director or officer.

[THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by an authorized officer.

DATED as of the 29th day of November, 2005.

ADSERO CORP.

Per:	/s/ William Smith
Name:	William Smith
Title:	Secretary, Treasurer, Chief Financial Officer

SCHEDULE “A”

Form of Warrant Certificate

THE WARRANT REPRESENTED BY THIS WARRANT CERTIFICATE IS VOID AND OF NO EFFECT IF NOT EXERCISED PRIOR TO 5:00 P.M. (TORONTO TIME) ON MAY 29, 2008.

[UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) NOVEMBER 29, 2005, AND (ii) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.]

[THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN “OFFSHORE TRANSACTION” IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT.]

[THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF ANY U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS SUCH EXERCISE IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO SUCH EFFECT.]

Certificate No. •

ADSERO CORP.

• [Insert Date]

COMMON SHARE PURCHASE WARRANT CERTIFICATE

THIS IS TO CERTIFY THAT, for value received, • (the “Holder”), is the registered holder of • common share purchase warrants (each, a “Warrant”) of Adsero Corp. (the “Corporation”). Each Warrant shall entitle the Holder to purchase, subject to any adjustment as described herein, one share of common stock of the Corporation (a “Warrant Share”) at a price of U.S.$1.25, subject to any adjustment as described herein (the “Exercise Price”) during the period ending at 5:00 p.m. (Toronto time) on May 29, 2008 (the “Time of Expiry”).

Exercise

The rights evidenced by this certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of the election to purchase substantially in the form attached as Schedule “A”, properly completed and executed, together with payment of the Exercise Price for the number of Warrant Shares specified in the election to purchase form to the Corporation, at 2101 Nobel Street, Sainte-Julie, Quebec J3E 1Z8 or such other address of which the Holder may be notified in writing by the Corporation (the “Corporation Office”). In the event that the rights evidenced by this certificate are exercised in part, the Corporation shall, contemporaneously with the issuance of the Warrant Shares issuable on the exercise of the Warrants so exercised, issue to the Holder a certificate on identical terms in respect of that number of Warrants in respect of which the Holder has not exercised the rights evidenced by this certificate.

The Corporation shall, on the business day following the date it receives a duly executed election to purchase form along with the Warrant certificate and the Exercise Price for the number of Warrant Shares specified in the election to purchase form (the “Exercise Date”), issue that number of Warrant Shares, dated the Exercise Date, specified in the election to purchase form, as fully paid and non-assessable shares of common stock of the Corporation.

The Corporation shall deliver to the Holder at the Holder’s registered address specified in the election to purchase form certificates representing the Warrant Shares within three business days of the Exercise Date.

No fractional Warrant Shares shall be issued upon the exercise of any Warrants. Where the Warrants would otherwise entitle the Holder to fractional Warrant Shares, that number of Warrant Shares shall be rounded up to the next whole number.

Replacement of Certificates

Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this certificate), the Corporation will issue to the Holder a replacement certificate containing the same terms and conditions as this certificate. The Holder shall pay the reasonable charges of the Corporation in connection with any such replacement.

Transfer of Warrants

The Warrants represented by this certificate are transferable, subject to the resale restrictions described herein, at the Corporation Office, upon completion of the assignment form attached hereto as Schedule “B”.

Legends

The certificates representing the Warrant Shares issued upon the exercise of the Warrants may be subject to certain resale restrictions as evidenced by legends on the certificates, as set forth below.

(q)

If, upon the exercise of the Warrants, the issuance of the Warrant Shares has not been qualified in Canada by a final prospectus of the Corporation, then the certificates representing the Warrant Shares shall bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) NOVEMBER 29, 2005, AND (ii) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY;

provided that if the Corporation becomes a reporting issuer in any province or territory subsequent to the issue of the Warrant Shares by virtue of the Corporation having filed and been receipted for a final prospectus, and if the above resale restriction is therefore no longer applicable, then the Holder may exchange the certificates representing the Warrant Shares for certificates bearing no such legend.

(r)

If, upon the exercise of the Warrants, the issuance of the Warrant Shares has not been registered by an effective registration statement (a “Registration Statement”) under the United States Securities Act of 1933, as amended (the “1933 Act”) and applicable state securities laws, then the certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN “OFFSHORE TRANSACTION” IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR

PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT;

provided that if the Warrant Shares are registered for resale pursuant to a Registration Statement subsequent to the issue of the Warrant Shares and the above resale restriction is therefore no longer applicable, then the Holder may exchange the certificates representing the Warrant Shares for certificates bearing no such legend.

Adjustments

For purposes of this section, the terms “record date” and “effective date” where used herein shall mean the close of business on the relevant date.

For the purposes of this section, “Current Market Price” at any date, means the weighted average price per share at which the shares of common stock of the Corporation (the “Shares”) have traded on any over-the-counter market during the 20 consecutive trading days (on each of which at least 500 Shares are traded in board lots) ending the second trading day before such date and the weighted average price shall be determined by dividing the aggregate sale price of all Shares sold in board lots on the exchange or market, as the case may be, during the 20 consecutive trading days by the number of Shares sold, or if not traded on any market or exchange or bulletin board, as determined by the directors of the Corporation reasonably.

The Exercise Price and the number and type of securities issuable upon exercise of the Warrants shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(s)	If prior to the Time of Expiry the Corporation shall
(xv)	issue to all or substantially all the holders of the Shares, by way of a stock distribution, stock dividend or otherwise, Shares or securities convertible into Shares; or
(xvi)	subdivide its outstanding Shares into a greater number of shares; or
(xvii)	combine or consolidate its outstanding Shares into a smaller number of shares,

(any of these events being herein called a “Share Reorganization”),

the Exercise Price shall be adjusted effective immediately after the record date at which the holders of Shares are determined for the purposes of the Share

Reorganization to a price that is determined by multiplying the Exercise Price in effect on the record date by a fraction:

(A)	the numerator of which shall be the number of Shares outstanding on the record date before giving effect to the Share Reorganization; and
(B)	the denominator of which shall be the number of Shares outstanding after giving effect to the Share Reorganization.

For the purposes of determining the number of Shares outstanding at any particular time for the purpose of the foregoing calculation subsection, there shall be included that number of Shares which would have resulted from the conversion at that time of all outstanding convertible securities.

(t)

If prior to the Time of Expiry the Corporation shall issue rights, options or warrants to all or substantially all the holders of the Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Shares or convertible securities within a period of 45 days from the date of issue thereof at a price, or at a conversion price, of less than 95% of the Current Market Price at the record date for such distribution (any such issuance being herein called a “Rights Offering” and Shares that may be acquired in exercise of the Rights Offering or upon conversion of the convertible securities offered by the Rights Offering being herein called the “Offered Shares”), the Exercise Price shall be adjusted effective immediately after the record date at which holders of Shares are determined for the purposes of the Rights Offering to a price that is determined by multiplying the Exercise Price in effect on the record date by a fraction:

(i)	the numerator of which shall be the sum of:
(A)	the number of Shares outstanding on the record date for the Rights Offering; and
(B)

the number arrived at when (A) either the product of (1) the number of Offered Shares so offered and (2) the price at which those Shares are offered, or the product of (3) the conversion price thereof and (4) the maximum number of Offered Shares for or into which the convertible securities so offered pursuant to the Rights Offering may be converted, as the case may be, is divided by (B) the Current Market Price of the Shares on the record date; and

(ii)

the denominator of which shall be the sum of (i) the number of Shares outstanding on the record date plus (ii) the number of Offered Shares offered pursuant to the Rights Offering or the maximum number of Offered Shares into which the convertible securities so offered pursuant to the Rights Offering may be converted, as the case may be.

Any Offered Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any computation; if all the rights, options or warrants are not so issued or if all rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price in effect immediately prior to the record date and the Exercise Price shall be further adjusted based upon the number of Offered Shares (or convertible securities into Offered Shares) actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after that record date.

(u)

If prior to the Time of Expiry the Corporation shall issue or distribute to all or substantially all the holders of the Shares (i) shares of any class other than Shares, or (ii) rights, options or warrants other than rights, options or warrants exercisable within 45 days from the date of issue thereof at a price, or at a conversion price, of at least 95% of the Current Market Price at the record date for such distribution, or (iii) evidences of indebtedness, or (iv) any other assets and that issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any of those events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date at which the holders of Shares are determined for purposes of the Special Distribution to a price determined by multiplying the Exercise Price in effect on the record date by a fraction:

(i)	the numerator of which shall be:
(A)

the product of (A) the sum of the number of Shares outstanding on the record date plus the number of Shares which the Holders of Warrants would be entitled to receive upon exercise of their Warrants if they were exercised on the record date and (B) the Current Market Price thereof on that date;

less
(B)

the aggregate fair market value, as determined by the directors, whose determination shall, absent manifest error, be conclusive, of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution; and

(ii)

the denominator of which shall be the product of (i) the sum of the number of Shares outstanding on the record date plus the number of Shares which the Holders of Warrants would be entitled to receive upon exercise of all their Warrants if they were exercised on the record date and (ii) the Current Market Price thereof on that date.

Any Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. To the extent that the distribution of shares, rights, options, warrants, evidences of indebtedness or assets if not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect based upon the shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Shares or convertible securities actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after the record date.

(v)

If prior to the Time of Expiry there is a reorganization of the Corporation not otherwise provided for in paragraph (b) above, or a consolidation or merger or amalgamation of the Corporation with or into another body corporate including a transaction whereby all or substantially all of the Corporation’s undertaking and assets become the property of any other corporation (any such event being herein called a “Capital Reorganization”) any holder of a Warrant shall be entitled to receive and shall accept, upon the exercise of his or her right at any time after the effective date of the Capital Reorganization, in lieu of the number of securities to which the Holder was theretofore entitled upon exercise of the Warrant, the aggregate number of securities or property of the Corporation, or the continuing, successor or purchasing person, as the case may be, under the Capital Reorganization that the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the holder of the number of securities to which immediately before the transaction the Holder was entitled upon exercise of the Warrants. No Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that the Holders of Warrants shall thereafter be entitled to receive the number of securities or property of the Corporation or of the continuing, successor or purchasing person, as the case may be, under the Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section and under “Adjustment Rules” below.

(w)

If the Corporation shall reclassify or otherwise change the outstanding Shares, the exercise right shall be adjusted effective immediately upon the reclassification becoming effective so that Holders of Warrants shall be entitled to receive that number of Warrant Shares as they would have received had the Warrants been exercised immediately prior to the effective date, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section and under “Adjustment Rules” below.

Adjustment Rules

The following rules and procedures shall be applicable to adjustments made pursuant to foregoing section:

(x)	The adjustments and readjustments provided for in this certificate are cumulative and, subject to paragraph (b) below, shall apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and any other events that require adjustment of the Exercise Price or the number or kind of securities purchasable hereunder.

(y)

No adjustment in the Exercise Price shall be required unless the adjustment would result in a change of at least 1% in the Exercise Price then in effect, provided, however, that any adjustments that, except for the provisions of this subsection would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(z)

On any adjustment to the Exercise Price pursuant to paragraphs (b) and (c) under “Adjustments” above, including any readjustment, the number of Warrant Shares issuable on exercise of a Warrant (the “Exchange Number”) will be adjusted, effective at the same time at the same time as the adjustment of the Exercise Price by multiplying the number of Warrant Shares so issuable immediately before the adjustment by a fraction which is the reciprocal of the fraction used in the adjustment of the Exercise Price.

(aa)

No adjustment in the Exercise Price shall be made in respect of any event described in paragraph (b)(i) and (c) and (d) above under “Adjustments” if the Holders of the Warrants are entitled to participate in the event on the same terms, mutatis mutandis, as if their Warrants had been exercised immediately prior to the effective date or record date of the event.

(bb)	No adjustment in the Exercise Price shall be made pursuant to this certificate in respect of the issue of Shares pursuant to:
(i)	this certificate; or
(ii)

the issuance of Shares pursuant to the exercise of options granted pursuant to the Corporation’s stock option plans or pursuant to the exercise of rights under currently outstanding warrants to acquire Shares, and any such issue shall be deemed not to be a Share Reorganization, a Rights Offering or a Special Distribution.

(cc)

If a dispute shall at any time arise with respect to adjustments of the Exercise Price, the dispute shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such firm of independent chartered accountants as may be selected by the directors and any such determination shall, absent manifest error, be binding upon the Corporation and all Holders of Warrants.

(dd)

If and whenever at any time prior to the Time of Expiry, the Corporation shall take any action affecting or relating to the Shares, other than any action described in this section, which in the opinion of the directors of the Corporation would prejudicially affect the rights of any holders of Warrants, the Exercise Price will be adjusted by the directors of the Corporation in such manner, if any, and at such time, as the directors of the Corporation, may in their sole discretion, subject to the approval of any stock exchange on which the Shares are listed and posted for trading, reasonably determine to be equitable in the circumstances to such holders.

(ee)

As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Warrants, the Corporation will take any action which, in the opinion of counsel to the Corporation , may be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation will be obligated to and may validly and legally issue all the Warrant Shares which the holders of the Warrants would be entitled to receive thereafter and to exercise such Warrants in accordance with the provisions hereof.

In any case where the application of the adjustment rules results in an increase in the number of Warrant Shares issuable upon exercise of the Warrants taking effect immediately after the record date for or occurrence of a specific event, if the Warrants are exercised after that record date or occurrence and prior to completion of the event or of the period for which a calculation is required to be made, the Corporation may postpone the issuance to the Holder of the Warrants of the additional Warrant Shares to which the Holder is entitled by reason of the event but the Warrant Shares shall be so issued and delivered to that Holder upon completion of that event or period, with the number of those Warrant Shares calculated on the basis of the Exchange Number on the Exercise Date adjusted for completion of that event or period, and the Corporation shall forthwith after the Exercise Date deliver to the person or persons in whose name or names the additional Warrant Shares are to be issued an appropriate instrument evidencing the person’s or persons’ right to receive the Warrant Shares.

Promptly upon the occurrence of the earlier of the effective date of or the record date for any event referred to above that requires an adjustment in the Exercise Price and/or Exchange Number, the Corporation shall give notice to the Holders of Warrants of the particulars of the event and, if determinable, the adjustment.

Covenants

The Corporation covenants with the Holder of the Warrants evidenced by this certificate as follows:

(ff)

The Corporation will at all times maintain its existence and will carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice and will keep or cause to be kept proper books of account in accordance with applicable law.

(gg)	The Corporation will reserve and keep available a sufficient number of Warrant Shares for issuance upon the exercise of Warrants issued by the Corporation.
(hh)

In the event that the Qualification Conditions were not satisfied by the Qualification Date, the Corporation agrees to file a Registration Statement and use its commercially reasonable efforts to cause the Registration Statement to become effective within 90 days of the date of this certificate in order to register the resale of the Unit Shares and Warrants underlying the Subscription Receipts and Agent’s Warrants issued pursuant to the agency agreement dated November 29, 2005 (the “Agency Agreement”) between the Corporation and Loewen, Ondaatje, McCutcheon Limited (the “Agent”) and the issuance of the Warrant Shares upon exercise of such Warrants. The Corporation further agrees that it shall cause such registration statement to remain effective and available for use by the holder until the later of November 29, 2007 and a date which is 10 days after all of the Warrants have been exercised or have expired. Capitalized terms used in this paragraph but not otherwise defined in this certificate shall have the meanings ascribed to such terms in the Agency Agreement.

(ii)	All Shares that shall be issued by the Corporation upon exercise of the rights provided for herein shall be issued as fully paid and non-assessable Shares.

Amendments and Modifications

The Corporation, with the consent of the Agent, may make certain amendments or modifications to this certificate without obtaining the consent of the Holder only to the extent that such amendments or modifications are intended to correct ambiguities or errors in this certificate or are deemed necessary by the Corporation and the Agent under applicable securities and other laws in order to protect the rights of the Holder hereunder and provided that such amendments or modifications do not prejudice in any way the rights of the Holder hereunder. In the event of such amendment or modification, the Corporation shall provide a replacement Warrant certificate to the Holder along with an explanation of the reasons for the change.

General

The laws of the Province of Ontario and the federal laws of Canada applicable therein shall govern the Warrants.

The holding of the Warrants evidenced by this certificate shall not constitute the Holder hereof a shareholder of the Corporation or entitle the Holder to any right or interest in respect thereof except as expressly provided in this certificate.

Time shall be of the essence hereof.

This certificate shall enure to the benefit of and shall be binding upon the Holder and the Corporation and their respective successors and assigns.

This certificate shall not be valid for any purpose whatever unless and until it has been signed by or on behalf of the Corporation by any one director or officer of the Corporation. The signature of such director or officer may be mechanically reproduced by facsimile and a certificate bearing a facsimile signature shall be binding upon the Corporation as if it had been manually signed by the director or officer.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by an authorized officer.

DATED as of the ____ day of _____________, 200____.

ADSERO CORP.

Per:	_________________________
	Name:	William Smith

            Title:    Secretary, Treasurer, Chief Financial Officer

SCHEDULE “A”

Election to Purchase

The undersigned hereby irrevocably elects to exercise the number of Warrants of Adsero Corp. set out below for the number of Warrant Shares (or other property or securities subject thereto) as set forth below:

(a) Number of Warrants to be Exercised:	____________

(b) Number of Warrant Shares to be Acquired:	____________

(c) Exercise Price:	$___________

(d) Aggregate Purchase Price [(b) multiplied by (c)]	$___________

and hereby tenders a cheque or bank draft for such aggregate purchase price, and directs that the Warrant Shares be registered and certificates therefor to be issued as directed below.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

Box A

The undersigned holder (i) at the time of exercise of this Warrant is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”) and is not exercising this Warrant on behalf of a “U.S. person” or a person in the United States; and (iii) did not execute or deliver this Election to Purchase form in the United States.

Box B

The undersigned holder has delivered to the Corporation an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) to the effect that the exercise is pursuant to an effective registration statement under the 1933 Act and applicable state securities laws or that an exemption from the registration requirements of the 1933 Act and applicable state securities laws is available.

The undersigned holder understands that unless the exercise is pursuant to an effective registration statement under the 1933 Act, the certificate representing the Warrant Shares will bear a legend restricting transfer without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available.

DATED this ______ day of _______________, _______.

witness:	)	_________________________
)	Holder’s Name
)
)	_________________________
)	Authorized Signature
)
)	_________________________
)	Title (if applicable)

Direction as to Registration

Name of Registered Holder:
Address of Registered Holder:

Note: Certificates will not be registered or delivered to an address in the United States unless Box B above is checked and the applicable requirements are complied with.

SCHEDULE “B”

Transfer Form

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to ___________________ an aggregate of ___________ Warrants of Adsero Corp. represented by the attached Warrant certificate and does hereby appoint ___________________ as the attorney of the undersigned to effect such transfer of Warrants.

DATED this ______ day of _______________, _______.

witness:	)	_________________________
)	Transferor’s Name
)
)	_________________________
)	Authorized Signature
)
)	_________________________
)	Title (if applicable)

Note:	The name of the Transferor on this Form of Transfer must be the same as the name appearing on the face page of the Warrant certificate to which this Schedule is attached.

Transfers must comply with the terms of any restriction on transfer noted on this certificate.